UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2024

Tristar Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

+1 (781) 640-4446

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Tristar Notes Forgiveness and Replacements

As previously disclosed, on August 2, 2024, Tristar Acquisition I Corp., a Cayman Islands exempted company (“Tristar”) and Helport Limited, a British Virgin Islands business company (“Helport” or the “Company”) consummated (the “Closing”) the transactions (collectively, the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of November 12, 2023 (as amended on December 18, 2023, the “Business Combination Agreement”), by and among Tristar, Helport, Helport AI Limited, a British Virgin Islands business company (“Pubco”), Merger I Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco, Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, Navy Sail International Limited, a British Virgin Islands business company, in the capacity as Purchaser Representative thereunder and Extra Technology Limited, a British Virgin Islands business company, in the capacity as Seller Representative thereunder.

As previously disclosed in the definitive proxy statement/prospectus filed by Tristar with the U.S. Securities and Exchange Commission (the “SEC”) on July 9, 2024, as supplemented (the “Proxy Statement”), Tristar issued unsecured promissory notes to its officers and their affiliates for working capital needs, including the July 2023 Extension Notes (as defined in the Proxy Statement), the September 2023 Notes (as defined in the Proxy Statement), the May 2024 Notes (as defined in the Proxy Statement) and the July 2024 Note (as defined in the Proxy Statement). As of the date of Closing, $3,125,000 remained outstanding under such promissory notes (the “Tristar Promissory Notes”). In connection with the Closing, Tristar, Pubco and the holders of the Tristar Promissory Notes (the “Tristar Promissory Noteholders”), entered into a letter agreement (the “Letter Agreement” ), pursuant to which the Tristar Promissory Notes will be forgiven by the Tristar Promissory Noteholders in exchange for the issuance of new promissory notes issued by Pubco in the aggregate principal amount of $3,125,000 (the “New Pubco Promissory Notes”). The New Pubco Promissory Notes are unsecured and shall be due and payable on the 12-month anniversary of the Closing of Business Combination. The New Pubco Promissory Notes do not bear any interest.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Letter Agreement, dated as of August 9, 2024, by and among Tristar Promissory Noteholders, Tristar Acquisition I Corp. and Helport AI Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: August 9, 2024	By:	/s/ Cong Shi
	Name:	Cong Shi
	Title:	Director

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